Financial Instruments - Summary of Liquidity and Financial Indebtedness Excluding Lease Liabilities (Detail) - USD ($) $ in Thousands	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021	Mar. 31, 2020
Disclosure Of Financial Assets And Liabilities [Abstract]
Cash and cash equivalents	$ 284,018	$ 213,283	$ 295,066	$ 129,881
Term deposits	202,674	264,185
Loans and borrowings	(218,785)	(202,632)
Net cash position	$ 267,907	$ 274,836